UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 10, 2004 (December 9, 2004)
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Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
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(Address of principal executive offices)                                                 (Zip Code)

(909) 581-1668
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(Registrant’s telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02.  Unregistered Sales of Equity Securities

On December 9, 2004, Vineyard National Bancorp (the "Company") announced by press release, a copy of which is attached hereto as Exhibit 99.1, that it had entered into agreements with certain independent institutional investors (the "Investors") with respect to the sale of an aggregate of $15.0 million of the Company’s common stock (the "Shares") in a private placement transaction (the "Private Placement Offering"). The Private Placement Offering was completed pursuant to a Securities Purchase Agreement by and between the Company and the Investors, dated December 8, 2004, a copy of which is attached hereto as Exhibit 99.2. The Company also granted the Investors a right to purchase up to an aggregate of an additional 120,775 shares of its common stock at $31.05 per share, pursuant to the Additional Investment Rights, the form of which is attached hereto as Exhibit 4.1. In addition, the Company granted the Investors certain registration rights with respect to the shares of common stock and the shares of common stock to be received pursuant to the exercise of the Additional Investment Rights pursuant to a Registration Rights Agreement dated December 8, 2004, a copy of which is attached hereto as Exhibit 4.2. Neither the Shares sold to the Investors nor the additional shares of common stock to be issued pursuant to the exercise of the Additional Investment Rights have been registered under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered or sold in the United States of America in the absence of an effective registration statement or exemption from registration requirements.

RBC Capital Markets Corporation ("RBC") acted as placement agent for the Private Placement Offering. The Company will pay RBC a fee equal to 5.5% of the gross proceeds raised in the Private Placement Offering, plus reasonable out-of-pocket expenses.

The Shares were offered and sold only to "accredited investors" (as defined in section 501(a) of Regulation D) pursuant to an exemption to the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.

Item  9.01. Financial Statements and Exhibits

(a)    Not applicable
(b)    Not applicable.
(c)    The following exhibits are included with this Report:

     Exhibit 4.1     Form of Additional Investment Right
     Exhibit 4.2     Registration Rights Agreement dated December 8, 2004
     Exhibit 99.1   Press release
     Exhibit 99.2   Securities Purchase Agreement dated December 8, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: December 10, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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